[ZURICH KEMPER LIFE LETTERHEAD]


VIA EDGAR

March 20, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  Kemper Investors Life Insurance Company ("KILICO") and
          KILICO Variable Separate Account - 2
          ("Variable Separate Account")
          File No. 811-08347

Commissioners:

     Attached for filing, pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and Rule 30d-2 thereunder, is the most recent annual report of the Variable Separate Account referenced above for the First Foundation Variable Life Insurance product ("First Foundation"). The annual report consists of the most recent annual reports of the underlying fund options available through the Variable Separate Account for First Foundation. Because the most recent annual reports of the underlying funds have been filed with the SEC by their respective Investment Managers/Advisers, KILICO is filing herewith only the cover letter prepared by KILICO and hereby incorporates by reference the annual reports of the underlying funds set forth below.

     The Variable Separate Account for First Foundation includes the following underlying fund options:

     Evergreen Variable Annuity Trust  (File No. 811-8716)
     Goldman Sachs Variable Insurance Trust  (File No. 811-08361)
     Morgan Stanley Dean Witter Universal Funds, Inc. (File No. 811-7607) Fidelity Variable Insurance Products Fund (File No. 811-3329) Fidelity Variable Insurance Products Fund II (File No. 811-5511)

     Please call the undersigned at 847-969-3668 if you have any questions or comments.

Yours truly,

/s/ Terry R. Young
Terry R. Young
Senior Counsel

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                         [ZURICH KEMPER LIFE LETTERHEAD]


March 12, 2001



<First Foundation Policyholder>
<Address>
<City, State, Zip>



Dear <First Foundation Policyholder>:

Zurich Kemper Life is pleased to send you the 2000 Annual Reports for the funds underlying your investment choices in the First Foundation variable life insurance policy.

First Foundation is one of our many products designed to meet your long-term insurance and financial needs. Please review these reports for a summary of the funds' operations and related financial statements.

Zurich Kemper Life is a member of the Zurich Financial Services Group, one of the world's largest and most respected financial services organizations. If you have any questions about this product or others in the Zurich family, please contact your financial representative or me at (847) 550-7867.

As always, we continue our pledge to assist you in meeting your financial needs.

Sincerely,

/s/ Kimberly Shaw Elliott

Kimberly Shaw Elliott
Senior Vice President, Financial Institutions

Enclosures


First Foundation is marketed by First Union Brokerage Services, Inc., distributed by BFP Securities, LLC and issued by Kemper Investors Life Insurance Company.